UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 7, 2017

BJ'S RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Charter)

California	0-21423	33-0485615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7755 Center Avenue, Suite 300, Huntington Beach, CA 92647
(Address of Principal Executive Offices) (Zip Code)

(714) 500-2400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2017, the Company held its Annual Meeting of Shareholders.  Shareholders voted on (i) the election of directors, (ii) approval, on an advisory and non-binding basis, the frequency of future advisory votes on executive compensation, (iii) approval, on an advisory and non-binding basis, of the compensation of named executive officers; and (iv) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017.

Gregory A. Trojan, Gerald W. Deitchle, Peter A. Bassi, Larry D. Bouts, James A. Dal Pozzo, Noah A. Elbogen, Wesley A. Nichols, Lea Anne S. Ottinger, and Patrick D. Walsh were nominated and elected at the meeting.  The following votes were cast for each of the nominees:

Name	For	Withhold
Gregory A. Trojan	17,092,632	175,344
Gerald W. Deitchle	17,083,282	184,694
Peter A. Bassi	17,070,024	197,952
Larry D. Bouts	17,064,640	203,336
James A. Dal Pozzo	15,787,645	1,480,331
Noah A. Elbogen	17,074,179	193,797
Wesley A. Nichols	17,088,106	179,870
Lea Anne S. Ottinger	17,084,776	183,200
Patrick D. Walsh	8,978,613	8,289,363

There were 3,180,177 broker non-votes with respect to the election of directors.

The shareholders approved, on an advisory and non-binding basis, every year as the frequency of future advisory votes on executive compensation.  The following votes were cast on the frequency of advisory votes on executive compensation:  13,959,943 Every Year; 6,190 Every 2 Years; 3,013,285 Every 3 Years; 288,558 Abstain.  There were 3,180,177 broker non-votes.

In addition, the shareholders approved, on an advisory and non-binding basis, the compensation of named executive officers.  The following votes were cast on the compensation of named executive officers: 16,884,200 For; 92,378 Against; 291,398 Abstain. There were 3,180,177 broker non-votes.

Finally, the shareholders approved the ratification of Ernst & Young LLP as our independent registered public accounting firm for the 2017 fiscal year.  The following votes were cast on the ratification: 19,931,365 For; 233,896 Against; 282,892 Abstain. There were no broker non-votes.

A copy of the press release announcing the vote results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 9, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC.

Date: June 9, 2017	By:	/s/ GREGORY A. TROJAN
Gregory A. Trojan
President and Chief Executive Officer and Director (Principal Executive Officer)

	By:	/s/ GREGORY S. LEVIN
Gregory S. Levin Executive Vice President Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)